DEBT	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt Disclosure [Text Block]
5.	DEBT.

Long-term borrowings are summarized as follows (in thousands):

	September 30, 2011	December 31, 2010
Convertible notes, at fair value	$10,896	$38,108
New PE Holdco term debt	51,279	51,279
New PE Holdco operating line of credit	27,978	18,978
Kinergy operating line of credit	21,848	13,474
Notes payable to related parties	1,250	1,250
	113,251	123,089
Less short-term portion	(12,146)	(38,108)
Long-term debt	$101,105	$84,981

Convertible Notes – On October 6, 2010, the Company raised $35,000,000 through the issuance and sale of $35,000,000 in principal amount of secured convertible notes (“Initial Notes”) and warrants (“Initial Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock. On January 7, 2011, under the terms of exchange agreements with the holders of the Initial Notes and Initial Warrants, the Company issued $35,000,000 in principal amount of secured convertible notes (“January Convertible Notes”) in exchange for the Initial Notes and warrants (“Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock in exchange for the Initial Warrants.

The transactions contemplated by the exchange agreements were entered into to, among other things, clarify previously ambiguous language in the Initial Notes and Initial Warrants, provide the Company with additional time to meet its registration obligations and to add additional flexibility to the Company’s ability to incur indebtedness subordinated to the January Convertible Notes. As discussed below, the January Convertible Notes were valued at fair value, and as such, these modifications had been reflected in the fair value adjustments for the period.

On June 30, 2011, under the terms of exchange agreements with the holders of the January Convertible Notes, the Company issued $23,750,000 in principal amount, reflecting the amount then outstanding under the January Convertible Notes, of secured convertible notes (“June Convertible Notes”) in exchange for the January Convertible Notes.

The transactions contemplated by the exchange agreements were entered into to, among other things, defer the August 1, 2011 Installment Payment, add one additional month to the maturity date and add a new additional conversion price option to the holders as described further below. As discussed below, the June Convertible Notes are valued at fair value, and as such, these modifications are reflected in the fair value adjustments for period ended September 30, 2011.

On August 3, 2011, under the terms of exchange agreements with the holders of the June Convertible Notes, the Company issued approximately $17,170,000 in principal amount, reflecting the amount then outstanding under the June Convertible Notes, of secured convertible notes (“Convertible Notes”) in exchange for the June Convertible Notes.

The transactions contemplated by the exchange agreements were entered into to, among other things, add three additional months to the maturity date, add a new additional conversion price option as described further below and reduced the Price Failure threshold from $1.40 to $0.60. As discussed below, the Convertible Notes are valued at fair value, and as such, these modifications are reflected in the fair value adjustments for period ended September 30, 2011.

The Convertible Notes mature on May 6, 2012, subject to the right of the lenders to extend the date (i) if an event of default under the Convertible Notes has occurred and is continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the Convertible Notes, and (ii) for a period of 20 business days after the consummation of specific types of transactions involving a change of control. The Convertible Notes bear interest at the rate of 8% per annum, which is compounded monthly, with any accrued interest recorded as accrued liabilities in the consolidated balance sheets. The interest rate will increase to 15% per annum upon the occurrence of an event of default. The Company had approximately $62,000 and $657,000 in accrued interest with respect to the Convertible Notes as of September 30, 2011 and December 31, 2010, respectively.

The Company is obligated to make amortization payments with respect to the principal amount of each Convertible Note on the first trading day of each calendar month after August 1, 2011 until the Maturity Date (collectively with the Maturity Date, the “Installment Dates”).

On each Installment Date occurring after August 1, 2011, the Company shall pay on each Convertible Note an amount equal to: (i) with respect to any Installment Date other than the Maturity Date, the lesser of (A) the product of (I) the quotient of (x) $21 million divided by (y) 9, multiplied by (II) the fraction equal to (m) the principal amount of the Initial Note on October 6, 2010 divided by (n) $35 million and (B) the principal amount under the Convertible Note as of such Installment Date, and (ii) with respect to the Maturity Date, the principal amount under the Convertible Note, together with, in each case of clauses (i) and (ii), the sum of any accrued and unpaid Interest as of such Installment Date under the Convertible Note and accrued and unpaid late charges, if any, under the Convertible Note as of such Installment Date (the “Installment Amount”). The Company may elect to pay the Installment Amount in cash or shares of its common stock, at its election, subject to the satisfaction of certain conditions.

If the Company elects to make all or part of an amortization payment in shares of its common stock, it is required to deliver to the holders of the Convertible Notes the amount of shares of the Company’s common stock equal to the portion of the amount being paid in shares of the Company’s common stock divided by the lesser of the then existing Conversion Price and 85% of the average of the volume weighted average prices of the 5 lowest trading days during the 20 consecutive trading day period ending on the trading day immediately prior to the applicable Installment Date.

All amounts due under the Convertible Notes are convertible at any time, in whole or in part, at the option of the holders into shares of the Company’s common stock at a specified conversion price (“Conversion Price”). The Convertible Notes were initially convertible into shares of the Company’s common stock at the initial Conversion Price of $5.95 per share (“Fixed Conversion Price”). The Conversion Price is not to exceed $5.95 and, unless the Company obtains a waiver, it cannot make monthly amortization and interest payments in shares of common stock if the Conversion Price is less than $0.60.

The Convertible Notes are now convertible by the holders into shares of the Company’s common stock at a Conversion Price that is determined as follows:

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the 15 calendar day period following (and including) the applicable Installment Date (“Initial Period”), the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the average of the volume weighted average prices of the Company’s common stock for each of the five lowest trading days during the 20 trading day period immediately prior to the Initial Period.

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the period beginning on the 16th calendar day after the applicable Installment Date and ending on the day immediately prior to the next Installment Date or the maturity date, the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

•	The holder may, up to three times, elect a 12% discount to the closing bid price of the Company’s common stock on the date immediately before the conversion.

•
Four of the seven holders may, up to fifteen times, elect a 15% discount to the closing bid price of the Company’s common stock on the date immediately before the conversion while the other three holders may, up to fifteen times, elect a 10% discount to the closing bid price of the Company’s common stock on the date immediately before the conversion.

In addition, if an event of default has occurred and is continuing, the Conversion Price will be equal to the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

The Fixed Conversion Price is subject to adjustment for stock splits, combinations or similar events. The Fixed Conversion Price is subject to “full ratchet” anti-dilution adjustment where if the Company was to issue or is deemed to have issued specified securities at a price lower than the then applicable Fixed Conversion Price, the Fixed Conversion Price will immediately decline to equal the price at which the Company issued or is deemed to have issued the securities. In addition, if the Company sells or issues any securities with “floating” conversion prices based on the market price of its common stock, the holder of a Convertible Note will have the right to substitute that “floating” conversion price for the Fixed Conversion Price upon conversion of all or part of the Convertible Note.

If the Company does not deliver shares of common stock due upon conversion of a Convertible Note within 3 trading days of a conversion, and, after such third trading day, the converting holder purchases shares of the Company’s common stock to deliver in satisfaction of a sale by the converting holder of shares of common stock issuable upon the conversion that the converting holder anticipated receiving from the Company, upon request of the converting holder, the Company is required to either (i) pay cash to the converting holder in an amount equal to the converting holder’s total purchase price for the shares of common stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver the shares issuable upon the conversion shall terminate, or (ii) deliver shares of common stock due upon conversion and pay cash to the converting Holder in an amount equal to the excess (if any) of the Buy-In Price over the market value of the shares issuable upon conversion on the trading day immediately before the conversion date.

The Convertible Notes may not be converted if, after giving effect to the conversion, the holder together with its affiliates would beneficially own in excess of 4.99% or 9.99% (which percentage has been established at the election of each holder) of the Company’s outstanding shares of common stock (the “Blocker”). The Blocker applicable to the conversion of the Convertible Notes may be raised or lowered to any other percentage not in excess of 9.99% or less than 4.99%, subject to an advance notice period, at the option of the holder.

The Company has elected to account for the Convertible Notes using the fair value alternative in order to simplify its accounting and reporting of the Convertible Notes. Accordingly, the Company has adjusted the carrying value of the Convertible Notes to their fair value as of September 30, 2011, as reflected in fair value adjustments on convertible debt and warrants in the statements of operations. The recorded fair value of the Convertible Notes of $10,896,000 differed from the stated unpaid principal amounts of $9,329,000 as of September 30, 2011.

The Company recorded income of $3,268,000 and $1,542,000 for fair value adjustments for the three and nine months ended September 30, 2011, respectively, for changes in fair value, which adjustments are attributed to reduction in the principal balances and reduction in the market value of the Company’s common stock. There were no changes in fair value of the Convertible Notes due to a change in the estimated credit risk of the instruments. See Note 8 for the Company’s fair value assumptions.

The following table summarizes the Installment Amounts and additional conversions by the note holders through September 30, 2011 (in thousands):

	Principal	Interest	Total	Shares
Installment Amount – 3/7/2011	$3,500	$1,263	$4,763	1,148
Installment Amount – 5/2/2011	3,500	383	3,883	1,396
Installment Amount – 6/1/2011	3,350	176	3,526	1,563
Holder Conversions – Q2 2011	900	49	949	428
Installment Amount – 7/1/2011	3,450	159	3,609	3,313
Installment Amount – 9/1/2011	283	144	427	*
Holder Conversions – Q3 2011	10,688	649	11,337	27,144
	$25,671	$2,823	$28,494	34,992

* Cash Payment

On October 3, 2011, the Company paid its Installment Amount in cash of $928,500 in principal and $64,000 in interest on the Convertible Notes. On November 1, 2011, the Company paid its Installment Amount in cash of $5,000 in interest on the Convertible Notes.

On November 1, 2011, the Company notified the holders that it would pay the Installment Amount due on December 1, 2011 in cash.

In addition to the cash payments above, since September 30, 2011 and through November 3, 2011, the Company issued an aggregate of 28,481,000 shares of its common stock to satisfy $8,181,000 in principal and $388,000 in interest in respect of additional note conversions by holders of the Convertible Notes.The Company intends to, subject to further voluntary conversions, pay the remainder of the principal and interest of approximately $220,000 in cash.

New PE Holdco Working Capital Line of Credit – For the nine months ended September 30, 2011, New PE Holdco borrowed $9,000,000 on its working capital line of credit, and as of September 30, 2011 had approximately $7,000,000 in borrowing capacity under its line of credit.

Kinergy Operating Line of Credit – In May 2011, Kinergy and its lender amended and increased Kinergy’s credit facility to up to $30,000,000, with an optional accordion feature for an additional $5,000,000.

Loss on Extinguishments of Debt – In 2010, the Company announced agreements designed to satisfy its indebtedness to Lyles United, LLC and Lyles Mechanical Co. (collectively, “Lyles”). Socius CG II, Ltd. (“Socius”) entered into purchase agreements with Lyles under which Socius would purchase claims in respect of the Company’s indebtedness in up to $5,000,000 tranches, which claims Socius would then settle in exchange for shares of the Company’s common stock. Each tranche was to be settled in exchange for the Company’s common stock valued at a 20% discount to the volume weighted average price of the Company’s common stock over a predetermined trading period, which ranged from five to 20 trading days, immediately following the date on which the shares were first issued to Socius. Under this arrangement, the Company issued shares to Socius which settled outstanding debt previously owed to Lyles. For the nine months ended September 30, 2010, the Company issued an aggregate of 3,441,000 shares with an aggregate fair value of $21,159,000 in exchange for $19,000,000 in debt extinguishment, resulting in an aggregate loss of $2,159,000. The Company determined fair value based on the closing price of its shares on the last day of the applicable trading period, which was the date the net shares to be issued were determinable by the Company. There were no issuances during the three months ended September 30, 2010.

6.	DEBT.

Long-term borrowings are summarized in the table below (in thousands):

	December 31,
	2010	2009
Convertible notes, at fair value	$38,108	$—
New PE Holdco term debt	51,279	—
New PE Holdco operating line of credit	18,978	—
Notes payable to related party	—	31,500
DIP financing and rollup	—	39,654
Notes payable to related parties	1,250	2,000
Kinergy operating line of credit	13,474	2,452
Front Range related debt	—	14,497
	123,089	90,103
Less short-term portion	(38,108)	(77,364)
Long-term debt	$84,981	$12,739

Convertible Notes – On October 6, 2010, the Company raised $35,000,000 through the issuance and sale of $35,000,000 in principal amount of secured convertible notes (“Initial Notes”) and warrants (“Initial Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock. On January 7, 2011, under the terms of exchange agreements with the holders of the Initial Notes and Initial Warrants, the Company issued $35,000,000 in principal amount of secured convertible notes (“Convertible Notes”) in exchange for the Initial Notes and warrants (“Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock in exchange for the Initial Warrants.

The transactions contemplated by the exchange agreements were entered into to, among other things, clarify previously ambiguous language in the Initial Notes and Initial Warrants, provide the Company with additional time to meet its registration obligations and to add additional flexibility to the Company’s ability to incur indebtedness subordinated to the Convertible Notes.

The Convertible Notes mature on January 6, 2012, subject to the right of the lenders to extend the date (i) if an event of default under the Convertible Notes has occurred and is continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the Convertible Notes, and (ii) for a period of 20 business days after the consummation of specific types of transactions involving a change of control. The Convertible Notes bear interest at the rate of 8% per annum, which is compounded monthly, with accrued interest recorded as accrued liabilities in the consolidated balance sheets. The Company accrued approximately $657,000 in interest with respect to the Convertible Notes at December 31, 2010. The accrued interest will be paid on the first installment date and monthly thereafter. The interest rate will increase to 15% per annum upon the occurrence of an event of default.

The holders of the Convertible Notes are entitled to interest, amortization payments and other amounts. The Company is required to pay a late charge of 15% on any amount of principal or other amounts due which are not paid when due.

Interest on the Convertible Notes is payable in arrears on specified installment dates. If a holder elects to convert or redeem all or any portion of a Convertible Note prior to the maturity date, all interest that would have accrued on the amount being converted or redeemed through the maturity date will also be payable. If the Company elects to redeem all or any portion of a Convertible Note prior to the maturity date, all interest that would have accrued through the maturity date on the amount redeemed will also be payable.

The Company is obligated to make amortization payments with respect to the principal amount of each Convertible Note on each of the following dates (collectively, the “Installment Dates”): (i) March 7, 2011; (ii) May 2, 2011; and (iii) the first trading day of each calendar month thereafter. The amortizing portion of the principal of each Convertible Note (the “Monthly Amortization Amount”), will equal the fraction of each Convertible Note, the numerator of which is equal to the original outstanding principal amount of the Convertible Note and the denominator of which is equal to the number of Installment Dates remaining until the maturity date.

The Company may elect to pay the Monthly Amortization Amount and applicable interest in cash or shares of its common stock, at its election, subject to the satisfaction of certain conditions.

All amounts due under the Convertible Notes are convertible at any time, in whole or in part, at the option of the holders into shares of the Company’s common stock at a specified conversion price, or Conversion Price. The Convertible Notes were initially convertible into shares of the Company’s common stock at the initial Conversion Price of $5.95 per share (“Fixed Conversion Price”). The Convertible Notes are now convertible into shares of the Company’s common stock at a price determined as follows:

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the 15 calendar day period following (and including) the applicable Installment Date (“Initial Period”), the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the average of the volume weighted average prices of the Company’s common stock for each of the five lowest trading days during the 20 trading day period immediately prior to the Initial Period.

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the period beginning on the 16th calendar day after the applicable Installment Date and ending on the day immediately prior to the next Installment Date or the maturity date, the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

In addition, if an event of default has occurred and is continuing, the Conversion Price will be equal to the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

The Fixed Conversion Price is subject to adjustment for stock splits, combinations or similar events. The Fixed Conversion Price is subject to “full ratchet” anti-dilution adjustment where if the Company was to issue or is deemed to have issued specified securities at a price lower than the then applicable Fixed Conversion Price, the Fixed Conversion Price will immediately decline to equal the price at which the Company issued or is deemed to have issued the securities. In addition, if the Company sells or issues any securities with “floating” conversion prices based on the market price of its common stock, the holder of a Convertible Note will have the right to substitute that “floating” conversion price for the Fixed Conversion Price upon conversion of all or part of the Convertible Note.

The Company has agreed to pay “buy-in” damages of the converting holder if the Company fails to timely deliver common stock upon conversion of the Convertible Notes.

The Convertible Notes may not be converted if, after giving effect to the conversion, the holder together with its affiliates would beneficially own in excess of 4.99% or 9.99% (which percentage has been established at the election of each selling security holder) of the Company’s outstanding shares of common stock (the “Blocker”). The Blocker applicable to the conversion of the Convertible Notes may be raised or lowered to any other percentage not in excess of 9.99% or less than 4.99%, subject to an advance notice period, at the option of the selling security holder.

The number of shares of the Company’s common stock issuable upon conversion of the Convertible Notes is based on the Conversion Price at the time, whether by the Company or holder. The Conversion Price is not to exceed $5.95 and, unless the Company obtains a waiver, it cannot issue shares of common stock if the Conversion Price is less than $1.40. Based on this range of Conversion Prices, at December 31, 2010, the Convertible Notes were convertible into between 7,019,000 and 26,099,000 shares of the Company’s common stock. At March 31, 2011, based on the current Conversion Price of $3.99, the Convertible Notes were convertible into 9,903,000 shares of the Company’s common stock.

The Company has determined that the conversion feature in the Convertible Notes requires bifurcation and liability classification and measurement, at fair value, and requires evaluation at each reporting period. Under ASC 825, Financial Instruments, the FASB provides an alternative to bifurcation and companies may instead elect fair value measurement for the entire instrument, including the debt and conversion feature. The Company has elected the fair value alternative in order to simplify its accounting and reporting of the Convertible Notes upon issuance. Accordingly, the Company has adjusted the carrying value of the Convertible Notes to their fair value as of December 31, 2010, reflected in fair value adjustments of convertible notes and warrants in the statements of operations. The recorded fair value of the Convertible Notes of $38,108,000 differs from the stated unpaid principal amounts of $35,000,000 as of December 31, 2010. The Company recorded fair value adjustments of $2,474,000 for its initial recognition and $634,000 for subsequent changes in fair value, which is attributed to term shortening and reduction in the market value of the Company’s common stock. There were no changes in fair value of the Convertible Notes due to a change in the estimated credit risk of the instruments. See Note 13 for the Company’s fair value assumptions.

Registration Rights Agreements – In connection with the sale of the Initial Notes and the Initial Warrants, the Company entered into a registration rights agreement with all of the investors to file a registration statement on Form S-1 with the Securities and Exchange Commission by October 27, 2010 for the resale by the investors of 150% of the sum of (i) the maximum number of shares of common stock initially issuable upon conversion of the Initial Notes (assuming an initial Conversion Price of $5.95), (ii) the maximum number of shares of common stock payable as interest under the Initial Notes (assuming all interest became due and payable on October 25, 2010, calculated using an interest rate of 8% per annum compounded monthly through the maturity date and a Conversion Price of $5.95, which was the closing price of the Company's common stock on October 25, 2010), and (iii) the maximum number of shares of common stock issuable upon exercise of the Initial Warrants. In response to Securities and Exchange Commission comments to the Company's initial registration statement on Form S-1 filed on October 27, 2010, the Company determined that a reduction of the total number of shares to be registered would be required to satisfy the requirements of Rule 415 of the Securities Act of 1933, as amended ("Securities Act"). As a result, the Company agreed to reduce the total number of shares to be registered to an aggregate of 3,968,423 shares issuable upon conversion of the Initial Notes and in lieu of cash payments on the Initial Notes (i.e., a portion of the shares of common stock that may be issued as interest payments under the Initial Notes). Under the terms of Exchange Agreements, each of the investors agreed to amend the Company's registration obligations to allow the Company to register an aggregate of 3,968,423 shares of its common stock, consisting of 3,492,212 conversion shares and 476,211 interest shares, and agreed to extend the date by which a registration statement to register 3,492,212 conversion shares and 476,211 interest shares is declared effective from January 25, 2011 to February 8, 2011.

Prior to entering into the Exchange Agreements, the Company withdrew the registration statement it filed to register for resale by the investors certain of the shares issuable under the Initial Notes. In compliance with the Company's obligations under the registration rights agreement, as amended by the Exchange Agreements, the Company filed a registration statement on Form S-1 to register for resale by the investors 3,492,212 conversion shares and 476,211 interest shares issuable under the Convertible Notes.

Subject to grace periods, the Company is required to keep effective a registration statement for resale by the investors on a delayed or continuous basis at then-prevailing market prices at all times until the earlier of (i) the date as of which all of the investors may sell all of the shares of common stock required to be covered by the registration statement without restriction under Rule 144 under the Securities Act (including volume restrictions) and without the need for current public information required by Rule 144(c), if applicable), or (ii) the date on which the investors have sold all of the shares of common stock covered by the registration statement.

The Company must pay registration delay payments of 2% of each investor's initial investment in the Initial Notes per month if the registration statement ceases to be effective prior to the expiration of deadlines provided for in the registration rights agreement. The registration rights agreement contains other customary terms and conditions, including various indemnification provisions in connection with the registration of the shares of common stock underlying the Convertible Notes and the shares of common stock underlying the Warrants. The Company believes it is in compliance with these agreements.

New PE Holdco Term Debt and Working Capital Line of Credit – On the Effective Date, approximately $294,478,000 in prepetition and post petition secured indebtedness of the Plant Owners was restructured under a Credit Agreement entered into on June 25, 2010 among Plant Owners, as borrowers, and West LB, AG, New York Branch, and other lenders. Under the Plan, the Plant Owners’ existing prepetition and post petition secured indebtedness of approximately $294,478,000 was restructured to consist of approximately $50,000,000, plus accrued interest of $1,279,000, in three-year term loans and a new three-year revolving credit facility of up to $35,000,000 to fund working capital requirements of New PE Holdco. The term loan and revolving credit facility require monthly interest payments at a floating rate equal to the three month London Interbank Offered Rate (“LIBOR”) or the Prime Rate of interest, as elected by the borrower, plus 10.0%. At December 31, 2010, the rate was approximately 13.75%. Repayments of principal are based on available free cash flow of the borrower, until maturity, when all principal amounts are due. During 2010, no principal payments were made on these facilities. The term loan and revolving credit facility represent permanent financing and are collateralized by a perfected, first-priority security interest in all of the assets, including inventories and all rights, title and interest in all tangible and intangible assets, of New PE Holdco.

Notes Payable to Related Party – In November 2008, the Company restructured certain construction related loans of $30,000,000 in the aggregate with Lyles United, LLC (“Lyles United”) by paying all accrued and unpaid interest thereon and issuing an amended and restated promissory note in the principal amount of $30,000,000. The amended and restated promissory note was due March 15, 2009 and accrued interest at the Prime Rate of interest, plus 3.00. The Company and Lyles United jointly instructed PEI California pursuant to an Irrevocable Joint Instruction Letter to remit directly to Lyles United any cash distributions received by PEI California on account of its ownership interests in Front Range until such time as the amended and restated promissory note was repaid in full.

In October 2008, upon completion of the Stockton facility, the Company converted final unpaid construction costs to an unsecured note payable. The note payable was between the Company and Lyles Mechanical Co. in the principal amount of $1,500,000 and was due with accrued interest on March 31, 2009. Interest accrued at the Prime Rate of interest, plus 2.00%.

In February 2009, the Company notified Lyles United and Lyles Mechanical Co. (collectively, “Lyles”) that it would not be able to pay off its notes due March 15 and March 31, 2009 and as a result, entered into a forbearance agreement. Under the terms of the forbearance agreement, Lyles agreed to forbear from exercising rights and remedies against the Company through April 30, 2009. These forbearances were not extended.

In March 2010, the Company announced agreements designed to satisfy this indebtedness. Socius CG II, Ltd. (“Socius”) entered into purchase agreements with Lyles under which Socius would purchase claims in respect of the Company’s indebtedness in up to $5,000,000 tranches, which claims Socius would then settle in exchange for shares of the Company’s common stock. Each tranche was to be settled in exchange for the Company’s common stock valued at a 20% discount to the volume weighted average price (“VWAP”) of the Company’s common stock over a predetermined trading period, which ranged from five to 20 trading days, immediately following the date on which the shares were first issued to Socius.

Under this arrangement, the Company issued shares to Socius which settled outstanding debt previously owed to Lyles in four successive transactions. For the year ended December 31, 2010, the Company issued an aggregate of 3,441,000 shares with an aggregate fair value of $21,159,000 in exchange for $19,000,000 in debt extinguishment, resulting in an aggregate loss of $2,159,000. The Company determined fair value based on the closing price of its shares on the last day of the applicable trading period, which was the date the net shares to be issued were determinable by the Company.

On October 6, 2010, the Company paid in full all remaining principal, accrued interest and fees owed to Lyles using the proceeds from the sale of its interest in Front Range and the issuance and sale of the Convertible Notes and Warrants.

DIP Financing and Rollup – Certain of the Plant Owners’ existing lenders (the “DIP Lenders”) entered into a credit agreement for up to a total of $25,000,000 in debtor-in-possession financing (“DIP Financing”), not including a DIP rollup amount (as defined below). The DIP Financing provided for a first priority lien in the Chapter 11 Filings. Proceeds of the DIP Financing were used, among other things, to fund the working capital and general corporate needs of the Company and the costs of the Chapter 11 Filings in accordance with an approved budget. The DIP Financing allowed the DIP Lenders a first priority lien on a dollar-for-dollar basis of their term loans and working capital lines of credit funded prior to the Chapter 11 Filings for each dollar of DIP Financing (“DIP Rollup”). As the Plant Owners drew down on their DIP Financing, an equivalent amount was reclassified from liabilities subject to compromise to DIP financing and rollup. For the period the DIP Financing was outstanding, the interest rate was approximately 14% per annum. As discussed in Note 7, the DIP Financing and DIP Rollup balances were removed from the Company’s consolidated financial statements.

Notes Payable to Related Parties – On March 31, 2009, the Company’s Chairman of the Board and its Chief Executive Officer provided funds in an aggregate amount of $2,000,000 for general working capital purposes, in exchange for two unsecured promissory notes issued by the Company. Interest on the unpaid principal amounts accrues at a rate of 8.00% per annum. The maturity date of these notes was initially extended to January 5, 2011. On October 29, 2010, the Company paid all accrued interest and $750,000 in principal under these notes. On November 5, 2010, the Company entered into amendments to these notes, further extending their maturity dates to March 31, 2012.

Kinergy Line of Credit – Kinergy has a working capital line of credit with Wells Fargo Capital Finance, LLC in an aggregate amount of up to $20,000,000 based on Kinergy’s eligible accounts receivable and inventory levels, subject to any reserves established by Wells Fargo Capital Finance LLC. The credit facility is subject to certain other sublimits, including as to inventory loan limits. Interest accrues under the line of credit at a rate equal to (i) three month LIBOR, plus (ii) a specified applicable margin ranging between 3.50% and 4.50%. The applicable margin was 4.3% at December 31, 2010. The credit facility’s monthly unused line fee is 0.50% of the amount by which the maximum credit under the facility exceeds the average daily principal balance. Kinergy is also required to pay customary fees and expenses associated with the credit facility and issuances of letters of credit. In addition, Kinergy is responsible for a $3,000 monthly servicing fee. Payments that may be made by Kinergy to the Company as reimbursement for management and other services provided by the Company to Kinergy are limited to $750,000 per fiscal quarter in 2011, $800,000 per fiscal quarter in 2012, and $850,000 per fiscal quarter in 2013. Kinergy is required to meet specified EBITDA and fixed coverage ratio financial covenants under the credit facility and is prohibited from incurring any additional indebtedness (other than specific intercompany indebtedness) or making any capital expenditures in excess of $100,000 absent the lender’s prior consent. The Company believes it is in compliance with these covenants. Kinergy’s obligations under the credit facility are secured by a first-priority security interest in all of its assets in favor of the lender. The line of credit matures on December 31, 2013. The Company has guaranteed all of Kinergy’s obligations under the line of credit.

Front Range Related Debt – Front Range had a swap note, which was a term loan, with a floating interest rate, established on a quarterly basis, equal to the 90-day LIBOR plus 3.00%. Front Range entered into a swap contract with the lender to provide a fixed rate of 8.16%. The loan matured in five years, but required principal payments due based on a ten-year amortization schedule. In addition, Front Range had a long-term revolving note in the amount of $2,500,000 and carried a floating interest rate equal to the greater of 5.00% or the 30-day LIBOR, plus 3.25-4.00%, depending on a debt-to-net worth ratio. As of December 31, 2009, the interest rate was 5.00%. The revolving loan matured in five years, but was amortized over ten years with a final payment due August 10, 2011. As of December 31, 2009, there were no borrowings on the revolving note.

The Front Range related notes referred to above represented permanent financing and were collateralized by a perfected, priority security interest in all of the assets of Front Range, including inventories and all rights, title and interest in all tangible and intangible assets of Front Range; a pledge of 100% of the ownership interest in Front Range; an assignment of all revenues produced by Front Range; a pledge and assignment of Front Range’s material contracts and documents, to the extent assignable; all contractual cash flows associated with such agreements; and any other collateral security as the lender may reasonably request. These collateralizations restricted the assets and revenues as well as future financing strategies of Front Range, the Company’s VIE, but did not apply to, nor have bearing upon any financing strategies that the Company may have chosen to undertake.

Front Range was subject to certain loan covenants. Under these covenants, Front Range was required to maintain a certain fixed-charge coverage ratio, a minimum level of working capital and a minimum level of net worth. The covenants also set a maximum amount of additional debt that may be incurred by Front Range. The covenants also limited annual distributions that may have been made to owners of Front Range, including the Company, based on Front Range’s leverage ratio.

Effective January 1, 2010, the Company deconsolidated the results of Front Range, and along with the other assets and liabilities of Front Range, the Company removed all debt balances associated with Front Range.

Interest Expense on Borrowings – Interest expense on all borrowings discussed above, which excludes certain liabilities of the Plant Owners, was $6,261,000 and $13,771,000 for the years ended December 31, 2010 and 2009, respectively.

Long-term debt due in each of the next three years is as follows (in thousands):

Years Ended December 31,	Amount
2011	$38,108
2012	1,250
2013	83,731
Total	$123,089